EXHIBIT 10(a)

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption “Financial Highlights” in the Prospectus and to the incorporation by reference in the Registration Statement (Form N-1A) (No. 333-xxxx) of Mercury Target Select Equity Fund, Inc. of our report dated November 8, 1999, included in the 1999 annual report to shareholders of the TIP Target Select Equity Fund.

Ernst & Young LLP
Philadelphia, Pennsylvania August 3, 2000